UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2006

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Auxilium Pharmaceuticals, Inc. (the “Company”) approved (i) a base salary increase of 5% (from $262,500 to $275,625) and title change for Jennifer Evans Stacey, Esq. to reflect the expansion of her job responsibilities as Executive Vice President to include Human Resources, and (ii) a base salary increase (from $236,500 to $248,325) and promotion from Vice President, Sales, to Senior Vice President, Sales, for Edward F. Kessig to reflect his increased responsibilities. The base salary increases were effective June 6, 2006.

In addition, on June 6, 2006, the Committee granted nonqualifed stock options to the Company’s named executive officers. The following table sets forth information regarding the nonqualified stock option grants:

Executive Officer	Title	Shares of Company Common Stock Underlying Option Grant (1)
Gerri A. Henwood	Chief Executive Officer and Interim President	100,000

James E. Fickenscher	Chief Financial Officer	60,000

Jyrki Mattila, M.D., Ph.D.	Executive Vice President, Business Development, Research and Development, and Technical Operations	45,000

Jennifer Evans Stacey, Esq.	Executive Vice President, General Counsel, Human Resources & Secretary	45,000

Edward F. Kessig	Senior Vice President, Sales	45,000

(1)	Each option grant vests 25% on June 6, 2007 (one year after the date of grant) with the balance vesting in three equal annual installments thereafter. The options are governed by the Company’s 2004 Equity Compensation Plan, as amended, and standard form nonqualified stock option agreement, including provision for immediate vesting upon a change of control of the Company, a copy of which was previously filed with the SEC.

The salary increases for Ms. Stacey and Mr. Kessig and the option grants for the Company’s named executive officers were approved by the Committee after its review of:

•	a report of a compensation consultant hired to review the competitiveness of our compensation programs;

•	each individual’s contribution to our growth during the 2005 fiscal year;

•	the Committee’s experience with the competitive labor market in our industry; and

•	any other considerations that the Committee deemed relevant with respect to a particular individual.

The salary increases for Ms. Stacey and Mr. Kessig and the options grants for the Company’s named executive officers were deemed appropriate by the Committee in light the foregoing considerations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: June 12, 2006	By:	/s/ Jennifer Evans Stacey
Jennifer Evans Stacey, Esq.
Executive Vice President, General Counsel, Human Resources and Secretary